MERRILL LYNCH
NEW MEXICO
MUNICIPAL
BOND FUND











FUND LOGO









Semi-Annual Report

January 31, 1996

Officers and Trustees
Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Donald C. Burke, Vice President
Vincent R. Giordano, Vice President
Kenneth A. Jacob, Vice President
William R. Bock, Portfolio Manager
Gerald M. Richard, Treasurer
Jerry Weiss, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as datedand are subject to change.


Merrill Lynch New Mexico
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011



TO OUR SHAREHOLDERS

Although the partial shutdown of the US Government curtailed the release of most economic data in the latter part of the six-month period ended January 31, 1996, it was nonetheless apparent that gross domestic product (GDP) growth was losing momentum. Consumer spending is barely growing, the industrial sector is at a virtual standstill and, despite lower mortgage rates, there is little or no pick-up in housing activity. With inflationary pressures subdued, the Federal Reserve Board responded to the slowing economy by continuing to modestly lower short-term interest rates. Historically, it has taken some time for shifts in monetary policy to have an impact on economic growth. Therefore, the Federal Reserve Board's gradual shift to lowering interest rates, which began early last year, may not be reflected in a pick-up in real economic growth until later this year.

The impasse between the Clinton Administration and Congress over the Federal budget continues, although both sides have made concessions since the debate began. It appears that investors are currently focusing on the progress that has been made rather than on the differences that remain. Initially, President Clinton proposed deficits of about $190 billion annually through fiscal year 2002, but now proposes balanced budgets, as do the Republicans. Current indications are that a piecemeal budget accord is the most likely outcome. Even without the proposed policy changes, it appears that the US Federal budget deficit would remain stable at about 2% of GDP for the rest of the decade. This would be far better than is the case for most Group of Seven industrial nations, and for the United States would represent a great improvement over the last 15 years. Although this may fall short of investors' best expectations, it appears that the Federal budget debate over the past year has resulted in a trend toward a more conservative fiscal policy.

The Municipal Market
The municipal bond market rallied strongly over the six months ended January 31, 1996. Long-term, tax-exempt revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, declined over 65 basis points (0.65%) to end the January period at 5.69%. Continued weak economic conditions coupled with low inflation fostered a very positive environment for almost all fixed-income investments during the last three months of 1995. Long-term US Treasury bond yields also declined approximately 65 basis points to 6.00% by January 31, 1996. Both US Treasury and long-term tax-exempt bond yields are near their lowest levels in the past two years.

The municipal bond market had to contend with a number of difficulties for much of 1995. Various tax reform proposals have made the future tax advantage of municipal bonds uncertain. This has, at a minimum, reduced the overall demand for tax-exempt securities. At the same time, as municipal bond yields declined, tax-exempt authorities have rushed to issue debt at near historic low yield levels. During the six-month period ended January 31, 1996, approximately $90 billion in municipal securities were underwritten, an increase of over 30% compared to the same period last year. However, as early 1995 issuance was significantly reduced, the last 12 months issuance of approximately $160 billion remained the same as that issued a year earlier. Tax-exempt bond yields declined throughout the three months ended January 31, 1996, despite investor uncertainty and increased supply pressures.

It is likely that the municipal market will regain much of the technical support it enjoyed earlier in 1995. 1995 issuance remained significantly below levels underwritten in 1993, when over $290 billion in long-term tax-exempt securities were issued. Also, municipal investors received over $25 billion in bond maturities, coupon income and early redemptions on January 1, 1996. This $25 billion is almost twice the average monthly issuance for 1995. The amount of outstanding municipal securities will continue to decline throughout 1996 and into early 1997. As the uncertainties surrounding proposed tax reforms are resolved in 1996, the tax-exempt bond market's renewed technical position should provide support to municipal bond prices.

Many of the features that made tax-exempt products attractive to investors last year are still in place. Long-term, A-rated municipal revenue bonds continue to yield well over 90% of comparable US Treasury bond yields. Historically, analysts have considered yields in excess of 82% attractive for long-term investors. For example, currently available tax-exempt bond yields generate taxable equivalent yields in excess of 8.50% for an investor in the 36% Federal income tax bracket. While the uncertainties regarding potential changes in current tax law remain, it appears that, at current price levels, bond investors have discounted at least some of the uncertainty.

Looking ahead, it may be unreasonable to expect to duplicate the double-digit returns produced by most tax-exempt issues in 1995, given current municipal bond yields. Municipal bond yields would have to decline to levels not seen since the 1960s in order to generate such significant returns in the coming years. While the current economic environment may still justify additional declines in interest rates, it may be prudent to expect some period of consolidation before the interest rate decline resumes. Tax-exempt bond market performance in 1996 is likely to be generated more by enhancing current income and limiting credit risk than by significant interest rate declines.

Portfolio Strategy
During the six-month period ended January 31, 1996, our portfolio strategy continued to focus on partially restructuring the portfolio to give the Fund a more performance-oriented posture in the marketplace. The reason for this emphasis is that we remain optimistic that long-term municipal interest rates will decline further as a consequence of below-trend growth in the economy and further cuts in short-term interest rates by the Federal Reserve Board. We sold selected current coupons and shorter call securities and replaced them with higher-quality performance-oriented bonds that we believe will perform effectively in a falling interest rate environment. We still consider it appropriate to maintain a balance between seeking an attractive level of tax-exempt income and total return.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch New Mexico
Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years ahead.


Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President

(Vincent R. Giordano)
Vincent R. Giordano
Vice President







(William R. Bock)
William R. Bock
Portfolio Manager


March 5, 1996


We are pleased to announce that William R. Bock is responsible for the day-to-day management of Merrill Lynch New Mexico Municipal Bond Fund. Mr. Bock has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1989 as Vice President.




PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years.

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.





Average Annual Total Return

                                    % Return Without % Return With
                                       Sales Charge   Sales Charge**

Class A Shares*

Year Ended 12/31/95                       +17.65%        +12.95%
Inception (5/6/94)
through 12/31/95                          +10.90         + 8.20

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 12/31/95                       +17.06%        +13.06%
Inception (5/6/94) through 12/31/95       +10.34         + 8.63

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.

                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 12/31/95                       +17.02%        +16.02%
Inception (10/21/94)
through 12/31/95                          +13.20         +13.20

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                    % Return Without % Return With
                                       Sales Charge   Sales Charge**

Class D Shares*

Year Ended 12/31/95                       +17.53%        +12.83%
Inception (10/21/94) through 12/31/95     +13.84         +10.01

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



PERFORMANCE DATA (continued)


Performance Summary--Class A Shares
                           Net Asset Value        Capital Gains
Period Covered         Beginning      Ending       Distributed         Dividends Paid*     % Change**
5/6/94--12/31/94         $10.00       $ 9.70            --                  $0.388           + 0.87%
1995                       9.70        10.75            --                   0.621           +17.65
1/1/96--1/31/96           10.75        10.76            --                   0.032           + 0.48
                                                                            ------
                                                                      Total $1.041

                                                      Cumulative total return as of 1/31/96: +19.24%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.


Performance Summary--Class B Shares
                           Net Asset Value         Capital Gains
Period Covered          Beginning     Ending        Distributed        Dividends Paid*     % Change**
5/6/94--12/31/94         $10.00       $ 9.70            --                  $0.355           + 0.53%
1995                       9.70        10.75            --                   0.569           +17.06
1/1/96--1/31/96           10.75        10.76            --                   0.029           + 0.45
                                                                            ------
                                                                      Total $0.953

                                                      Cumulative total return as of 1/31/96: +18.21%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance Summary--Class C Shares
                           Net Asset Value         Capital Gains
Period Covered          Beginning     Ending        Distributed        Dividends Paid*     % Change**
10/21/94--12/31/94       $ 9.89       $ 9.70            --                  $0.099           - 0.90%
1995                       9.70        10.76            --                   0.556           +17.02
1/1/96--1/31/96           10.76        10.76            --                   0.028           + 0.35
                                                                            ------
                                                                      Total $0.683

                                                      Cumulative total return as of 1/31/96: +16.38%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance Summary--Class D Shares
                           Net Asset Value         Capital Gains
Period Covered          Beginning     Ending        Distributed         Dividends Paid*    % Change**
10/21/94--12/31/94       $ 9.89       $ 9.70            --                  $0.121           - 0.67%
1995                       9.70        10.75            --                   0.611           +17.53
1/1/96--1/31/96           10.75        10.76            --                   0.031           + 0.48
                                                                            ------
                                                                      Total $0.763

                                                      Cumulative total return as of 1/31/96: +17.30%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.


PERFORMANCE DATA (concluded)


Recent Performance Results
                                                                               12 Month    3 Month
                                                1/31/96  10/31/95   1/31/95    % Change   % Change
Class A Shares*                                 $10.76    $10.50     $9.97      + 7.92%     +2.48%
Class B Shares*                                  10.76     10.50      9.97      + 7.92      +2.48
Class C Shares*                                  10.76     10.51      9.98      + 7.82      +2.38
Class D Shares*                                  10.76     10.50      9.97      + 7.92      +2.48
Class A Shares--Total Return*                                                   +14.50(1)   +4.14(2)
Class B Shares--Total Return*                                                   +13.92(3)   +4.01(4)
Class C Shares--Total Return*                                                   +13.68(5)   +3.89(6)
Class D Shares--Total Return*                                                   +14.38(7)   +4.12(8)
Class A Shares--Standardized 30-day Yield         4.61%
Class B Shares--Standardized 30-day Yield         4.30%
Class C Shares--Standardized 30-day Yield         4.19%
Class D Shares--Standardized 30-day Yield         4.51%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.618 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.173 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.566 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.160 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.554 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.157 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.608 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.171 per share ordinary income dividends.


PORTFOLIO ABBREVIATIONS


To simplify the listings of Merrill Lynch New Mexico Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
PCR        Pollution Control Revenue Bonds
S/F        Single Family
UT         Unlimited Tax
VRDN       Variable Rate Demand Notes




SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
S&P      Moody's       Face                                                                                      Value
Ratings  Ratings      Amount                               Issue                                               (Note 1a)

New Mexico--90.6%
AAA      Aaa       $  1,000   Albuquerque, New Mexico, Airport Revenue Bonds, AMT, Series A,
                              6.60% due 7/01/2016 (d)                                                           $  1,097

NR*      A              500   Carlsbad, New Mexico, Sales Tax Revenue Bonds, 6.30% due 10/01/2010                    529

A1+      NR*            100   Eddy County, New Mexico, PCR, Refunding (IMC Fertilizer Inc. Project),
                              VRDN,3.10% due 2/01/2003 (a)                                                           100

                              Farmington, New Mexico, PCR (Arizona Public Service Co.), VRDN (a):
A1+      P1             400     AMT, Series C, 3.95% due 9/01/2024                                                   400
A1+      P1             100     Refunding, Series B, 3.70% due 9/01/2024                                             100

                              Farmington, New Mexico, PCR, Refunding, Series A:
AAA      Aaa            500     (Public Service Company of New Mexico), 6.375% due 12/15/2022 (d)                    538
A+       Aa3          1,000     (Southern California Edison Company), 7.20% due 4/01/2021                          1,103

AAA      Aaa            500   Farmington, New Mexico, Utility System Revenue Refunding Bonds, 5.75%
                              due 5/15/2013 (c)                                                                      519

AAA      Aaa          1,780   Gallup, New Mexico, PCR, Refunding (Plains Electric Generation), 6.65%
                              due 8/15/2017 (b)                                                                    1,969

A1+      P1           1,200   Hurley, New Mexico, PCR (Kennecott Santa Fe), VRDN, 3.85% due
                              12/01/2015 (a)                                                                       1,200

AAA      Aaa          1,000   Las Cruces, New Mexico, Health Facilities Revenue Refunding Bonds
                              (Evangelical Lutheran Project), 6.45% due 12/01/2017 (e)                             1,082

AAA      Aaa          1,000   Las Cruces, New Mexico, Revenue Bonds, AMT, 5.50% due 12/01/2015 (b)                   997

A        A2           1,450   Lordsburg, New Mexico, PCR, Refunding (Phelps Dodge Corporation Project),
                              6.50% due 4/01/2013                                                                  1,534

AAA      Aaa          2,000   Los Alamos County, New Mexico, Utility System Revenue Refunding Bonds,
                              Series A, 6% due 7/01/2015 (e)                                                       2,104

                              New Mexico Mortgage Finance Authority, Mortgage-Backed Securities (f)(g):
NR*      Aaa            750     Series A, 6.875% due 1/01/2025                                                       827
AAA      NR*            500     Series F, 7% due 1/01/2026                                                           555



SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
S&P      Moody's       Face                                                                                      Value
Ratings  Ratings      Amount                                Issue                                              (Note 1a)

New Mexico (concluded)
                              New Mexico Mortgage Finance Authority, S/F Mortgage Program, AMT (f):
AAA      NR*        $   900     Series A (Class D), 6.65% due 7/01/2026                                         $    931
AAA      NR*          1,000     Series H, 6.60% due 7/01/2015                                                      1,035

AA       A1             750   New Mexico State University, Revenue Refunding and Improvement Bonds,
                              5.75% due 4/01/2016                                                                    760

NR*      A              750   San Juan County, New Mexico, Gross Receipts, Gas Tax Revenue Bonds,
                              Series B, 7% due 9/15/2004 (h)                                                         885

                              Santa Fe, New Mexico, Revenue Bonds, Series A (d)(h):
AAA      Aaa            750     6.25% due 6/01/2004                                                                  844
AAA      Aaa          1,260     6.30% due 6/01/2004                                                                1,427

AAA      Aaa          1,000   Santa Fe, New Mexico, Utility Revenue Refunding Bonds, Series A, 5.25%
                              due 6/01/2017 (d)                                                                      991

AA-      A1             500   University of New Mexico, University Revenue Bonds, Series B, 5.75% due
                              6/01/2022                                                                              505


Puerto Rico--10.2%


AAA      Aaa          1,000   Puerto Rico Commonwealth, Highway and Transportation Authority Revenue
                              Bonds, Series W, 5.50% due 7/01/2017 (e)                                             1,010

A        Baa1         1,000   Puerto Rico Commonwealth, Refunding and Improvement Bonds, UT, 5.50%
                              due 7/01/2013                                                                          982

A-       Baa1           500   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series X,
                              5.50% due 7/01/2025                                                                    490

Total Investments (Cost--$22,995)--100.8%                                                                         24,514
Liabilities in Excess of Other Assets--(0.8%)                                                                       (195)
                                                                                                                --------
Net Assets--100.0%                                                                                              $ 24,319
                                                                                                                ========

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 1996.
(b)MBIA Insured.
(c)FGIC Insured.
(d)AMBAC Insured.
(e)FSA Insured.
(f)GNMA/FNMA Insured.
(g)FHA Insured.
(h)Prerefunded.
  *Not Rated.

See Notes to Financial Statements.




FINANCIAL INFORMATION

Statement of Assets and Liabilities as of January 31, 1996
Assets:             Investments, at value (identified cost--$22,995,248) (Note 1a)                           $24,514,322
                    Cash                                                                                           1,247
                    Receivables:
                      Interest                                                              $   278,750
                      Investment adviser (Note 2)                                                24,138          302,888
                                                                                            -----------
                    Deferred organization expenses (Note 1e)                                                      35,664
                    Prepaid registration fees and other assets (Note 1e)                                          40,352
                                                                                                             -----------
                    Total assets                                                                              24,894,473
                                                                                                             -----------

Liabilities:        Payables:
                      Securities purchased                                                      488,153
                      Dividends to shareholders (Note 1f)                                        28,880
                      Distributor (Note 2)                                                        6,067          523,100
                                                                                            -----------
                    Accrued expenses and other liabilities                                                        52,841
                                                                                                             -----------
                    Total liabilities                                                                            575,941
                                                                                                             -----------

Net Assets:         Net assets                                                                               $24,318,532
                                                                                                             ===========

Net Assets          Class A Shares of beneficial interest, $.10 par value, unlimited number
Consist of:         of shares authorized                                                                     $    72,372
                    Class B Shares of beneficial interest, $.10 par value, unlimited number
                    of shares authorized                                                                         131,963
                    Class C Shares of beneficial interest, $.10 par value, unlimited number
                    of shares authorized                                                                           2,788
                    Class D Shares of beneficial interest, $.10 par value, unlimited number
                    of shares authorized                                                                          18,912
                    Paid-in capital in excess of par                                                          22,593,121
                    Accumulated realized capital losses on investments--net                                      (19,698)
                    Unrealized appreciation on investments--net                                                1,519,074
                                                                                                             -----------
                    Net assets                                                                               $24,318,532
                                                                                                             ===========

Net Asset Value:    Class A--Based on net assets of $7,786,216 and 723,721 shares
                    of beneficial interest outstanding                                                       $     10.76
                                                                                                             ===========
                    Class B--Based on net assets of $14,197,631 and 1,319,634 shares
                    of beneficial interest outstanding                                                       $     10.76
                                                                                                             ===========
                    Class C--Based on net assets of $300,135 and 27,881 shares
                    of beneficial interest outstanding                                                       $     10.76
                                                                                                             ===========
                    Class D--Based on net assets of $2,034,550 and 189,123 shares
                    of beneficial interest outstanding                                                       $     10.76
                                                                                                             ===========

                    See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                For the Six Months Ended
                                                                                                        January 31, 1996
Investment Income   Interest and amortization of premium and discount earned                                 $   665,360
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                       $    62,771
                    Account maintenance & distribution fees--Class B (Note 2)                    32,833
                    Printing and shareholder reports                                             28,268
                    Accounting services (Note 2)                                                 25,198
                    Professional fees                                                            24,866
                    Registration fees (Note 1e)                                                   7,004
                    Amortization of organization expenses (Note 1e)                               5,696
                    Transfer agent fees--Class B (Note 2)                                         3,277
                    Pricing fees                                                                  1,962
                    Transfer agent fees--Class A (Note 2)                                         1,570
                    Custodian fees                                                                1,167
                    Account maintenance fees--Class D (Note 2)                                      888
                    Account maintenance & distribution fees--Class C (Note 2)                       675
                    Trustees' fees and expenses                                                     574
                    Transfer agent fees--Class D (Note 2)                                           362
                    Transfer agent fees--Class C (Note 2)                                            64
                    Other                                                                           624
                                                                                            -----------
                    Total expenses before reimbursement                                         197,799
                    Reimbursement of expenses (Note 2)                                         (115,228)
                                                                                            -----------
                    Total expenses after reimbursement                                                            82,571
                                                                                                             -----------
                    Investment income--net                                                                       582,789
                                                                                                             -----------

Realized &          Realized gain on investments--net                                                            162,438
Unrealized Gain on  Change in unrealized appreciation on investments--net                                        916,268
Investments--Net                                                                                             -----------
(Notes 1b, 1d & 3): Net Increase in Net Assets Resulting from Operations                                     $ 1,661,495
                                                                                                             ===========

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)


Statements of Changes in Net Assets
                                                                                             For the Six       For the
                                                                                             Months Ended     Year Ended
                                                                                             January 31,       July 31,
Increase (Decrease) in Net Assets:                                                              1996             1995
Operations:         Investment income--net                                                  $   582,789      $ 1,058,469
                    Realized gain (loss) on investments--net                                    162,438          (88,319)
                    Change in unrealized appreciation on investments--net                       916,268          271,370
                                                                                            -----------      -----------
                    Net increase in net assets resulting from operations                      1,661,495        1,241,520
                                                                                            -----------      -----------

Dividends &         Investment income--net:
Distributions to      Class A                                                                  (208,418)        (475,870)
Shareholders          Class B                                                                  (321,923)        (536,222)
(Note 1f):            Class C                                                                    (5,360)          (2,737)
                      Class D                                                                   (47,088)         (43,640)
                    Realized gain on investments--net:
                      Class A                                                                   (24,218)              --
                      Class B                                                                   (43,528)              --
                      Class C                                                                      (813)              --
                      Class D                                                                    (6,212)              --
                    In excess of realized gain on investments--net:
                      Class A                                                                        --           (5,153)
                      Class B                                                                        --           (6,007)
                      Class C                                                                        --               (1)
                      Class D                                                                        --             (415)
                                                                                            -----------      -----------
                    Net decrease in net assets resulting from dividends and distributions
                    to shareholders                                                            (657,560)      (1,070,045)
                                                                                            -----------      -----------

Beneficial Interest Net increase in net assets derived from beneficial interest               1,762,241        4,709,316
Transactions        transactions                                                            -----------      -----------
(Note 4):

Net Assets:         Total increase in net assets                                              2,766,176        4,880,791
                    Beginning of period                                                      21,552,356       16,671,565
                                                                                            -----------      -----------
                    End of period                                                           $24,318,532      $21,552,356
                                                                                            ===========      ===========

See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)


Financial Highlights
                                                                      Class A                        Class B

                                                           For the               For the   For the              For the
                                                             Six       For the   Period      Six     For the     Period
The following per share data and ratios have been derived   Months      Year      May 6,    Months    Year       May 6,
from information provided in the financial statements.      Ended      Ended    1994++ to   Ended     Ended    1994++ to
                                                           Jan. 31,   July 31,   July 31,  Jan. 31,  July 31,   July 31,
Increase (Decrease) in Net Asset Value:                      1996       1995       1994      1996     1995        1994
Per Share           Net asset value, beginning of period   $  10.29   $  10.24   $  10.00  $  10.29  $  10.24   $  10.00
Operating                                                  --------   --------   --------  --------  --------   --------
Performance         Investment income--net                      .29        .60        .13       .26       .54        .12
                    Realized and unrealized gain on
                    investments--net                            .50        .06        .24       .50       .06        .24
                                                           --------   --------   --------  --------  --------   --------
                    Total from investment operations            .79        .66        .37       .76       .60        .36
                                                           --------   --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                   (.29)      (.60)      (.13)     (.26)     (.54)      (.12)
                      Realized gain on investments--net        (.03)        --         --      (.03)       --         --
                      In excess of realized gain on
                      investments--net                           --       (.01)        --        --      (.01)        --
                                                           --------   --------   --------  --------  --------   --------
                    Total dividends and distributions          (.32)      (.61)      (.13)     (.29)     (.55)      (.12)
                                                           --------   --------   --------  --------  --------   --------
                    Net asset value, end of period         $  10.76   $  10.29   $  10.24  $  10.76  $  10.29   $  10.24
                                                           ========   ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share        7.75%+++   6.65%      3.76%+++  7.48%+++  6.11%      3.64%+++
Return:**                                                  ========   ========   ========  ========  ========   ========

Ratios to           Expenses, net of reimbursement             .41%*      .07%       .00%*     .92%*     .59%       .50%*
Average Net                                                ========   ========   ========  ========  ========   ========
Assets:             Expenses                                  1.42%*     1.65%      2.47%*    1.93%*    2.16%      2.97%*
                                                           ========   ========   ========  ========  ========   ========
                    Investment income--net                    5.40%*     5.92%      5.49%*    4.89%*    5.40%      4.98%*
                                                           ========   ========   ========  ========  ========   ========

Supplemental        Net assets, end of period
Data:               (in thousands)                         $  7,786   $  7,715   $  8,166  $ 14,198  $ 12,104   $  8,505
                                                           ========   ========   ========  ========  ========   ========
                    Portfolio turnover                       31.63%     28.16%     16.06%    31.63%    28.16%     16.06%
                                                           ========   ========   ========  ========  ========   ========


                   *Annualized.
                  **Total investment returns exclude the effect of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                     Class C                Class D

                                                                                           For the                For the
                                                                                For the    Period     For the     Period
The following per share data and ratios have been derived                     Six Months   Oct. 21,  Six Months   Oct. 21,
from information provided in the financial statements.                           Ended    1994++ to     Ended    1994++ to
                                                                                Jan. 31,   July 31,    Jan. 31,   July 31,
Increase (Decrease) in Net Asset Value:                                           1996       1995        1996       1995
Per Share           Net asset value, beginning of period                       $ 10.30    $  9.89     $ 10.29    $  9.89
Operating                                                                      -------    -------     -------    -------
Performance:        Investment income--net                                         .25        .40         .28        .46
                    Realized and unrealized gain on investments--net               .49        .42         .50        .41
                                                                               -------    -------     -------    -------
                    Total from investment operations                               .74        .82         .78        .87
                                                                               -------    -------     -------    -------
                    Less dividends and distributions:
                      Investment income--net                                      (.25)      (.40)       (.28)      (.46)
                      Realized gain on investments--net                           (.03)        --        (.03)        --
                      In excess of realized gain on investments--net                --       (.01)         --       (.01)
                                                                               -------    -------     -------    -------
                    Total dividends and distributions                             (.28)      (.41)       (.31)      (.47)
                                                                               -------    -------     -------    -------
                    Net asset value, end of period                             $ 10.76    $ 10.30     $ 10.76    $ 10.29
                                                                               =======    =======     =======    =======

Total Investment    Based on net asset value per share                           7.32%+++   8.44%+++    7.70%+++   8.91%+++
Return:**                                                                      =======    =======     =======    =======

Ratios to           Expenses, net of reimbursement                               1.04%*      .80%*       .52%*      .23%*
Average                                                                        =======    =======     =======    =======
Net Assets:         Expenses                                                     2.04%*     2.27%*      1.52%*     1.74%*
                                                                               =======    =======     =======    =======
                    Investment income--net                                       4.75%*     5.20%*      5.29%*     5.80%*
                                                                               =======    =======     =======    =======

Supplemental        Net assets, end of period (in thousands)                   $   300    $   164     $ 2,035    $ 1,569
Data:                                                                          =======    =======     =======    =======
                    Portfolio turnover                                          31.63%     28.16%      31.63%     28.16%
                                                                               =======    =======     =======    =======

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.




NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch New Mexico Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class
B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

*Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

NOTES TO FINANCIAL STATEMENTS (concluded)


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution
Agreement and Distribution Plans with Merrill Lynch Funds
Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion. The Investment Advisory Agreement obligates FAM to reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. FAM's obligation to reimburse the Fund is limited to the amount of the management fee. No fee payment will be made to FAM during any fiscal year which will cause such expenses to exceed expense limitation at the time of payment. For the six months ended January 31, 1996, FAM earned fees of $62,771, all of which was voluntarily waived. FAM also reimbursed the Fund additional expenses of $52,457.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                    Account       Distribution
                                Maintenance Fee       Fee

Class B                              0.25%           0.25%
Class C                              0.25%           0.35%
Class D                              0.10%            --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 1996, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                         MLFD         MLPF&S

Class A                                  $146         $1,595
Class D                                  $306         $3,930


For the six months ended January 31, 1996, MLPF&S received contingent deferred sales charges of $16,171 relating to transactions in Class B Shares.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 1996 were $7,548,932 and $6,800,208, respectively.

Net realized and unrealized gains (losses) as of January 31, 1996 were as follows:


                                     Realized     Unrealized
                                  Gains (Losses)    Gains

Long-term investments             $   190,159    $ 1,519,074
Financial futures contracts           (27,721)            --
                                  -----------    -----------
Total                             $   162,438    $ 1,519,074
                                  ===========    ===========

As of January 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $1,519,074, all of which related to appreciated securities. The aggregate cost of investments at January 31, 1996 for Federal income tax purposes was $22,995,248.

4. Beneficial Interest Transactions:
Net increase in net assets derived from beneficial interest transactions was $1,762,241 and $4,709,316 for the six months ended January 31, 1996 and for the year ended July 31, 1995, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Six Months                    Dollar
Ended January 31, 1996               Shares          Amount

Shares sold                            25,093    $   263,708
Shares issued to share-
holders in reinvestment of
dividends & distributions               3,287         34,675
                                  -----------    -----------
Total issued                           28,380        298,383
Shares redeemed                       (54,142)      (561,744)
                                  -----------    -----------
Net decrease                          (25,762)   $  (263,361)
                                  ===========    ===========




Class A Shares for the Year                          Dollar
Ended July 31, 1995                  Shares          Amount

Shares sold                           149,880    $ 1,513,497
Shares issued to share-
holders in reinvestment of
dividends & distributions               7,205         72,400
                                  -----------    -----------
Total issued                          157,085      1,585,897
Shares redeemed                      (204,850)    (2,052,561)
                                  -----------    -----------
Net decrease                          (47,765)   $  (466,664)
                                  ===========    ===========

Class B Shares for the Six Months                    Dollar
Ended January 31, 1996               Shares          Amount

Shares sold                           245,202    $ 2,580,888
Shares issued to share-
holders in reinvestment of
dividends & distributions              10,407        109,867
                                  -----------    -----------
Total issued                          255,609      2,690,755
Shares redeemed                      (111,713)    (1,178,809)
                                  -----------    -----------
Net increase                          143,896    $ 1,511,946
                                  ===========    ===========



Class B Shares for the Year                          Dollar
Ended July 31, 1995                  Shares          Amount

Shares sold                           486,365    $ 4,913,636
Shares issued to share-
holders in reinvestment of
dividends & distributions              12,721        128,330
                                  -----------    -----------
Total issued                          499,086      5,041,966
Shares redeemed                      (153,689)    (1,543,514)
                                  -----------    -----------
Net increase                          345,397    $ 3,498,452
                                  ===========    ===========



Class C Shares for the Six Months                    Dollar
Ended January 31, 1996               Shares          Amount

Shares sold                            23,262    $   247,451
Shares issued to share-
holders in reinvestment of
dividends & distributions                 482          5,093
                                  -----------    -----------
Total issued                           23,744        252,544
Shares redeemed                       (11,802)      (126,855)
                                  -----------    -----------
Net increase                           11,942    $   125,689
                                  ===========    ===========

Class C Shares for the Period                        Dollar
Oct. 21, 1994++ to July 31, 1995     Shares          Amount

Shares sold                            16,143    $   165,258
Shares issued to share-
holders in reinvestment of
dividends & distributions                 171          1,769
                                  -----------    -----------
Total issued                           16,314        167,027
Shares redeemed                          (375)        (3,827)
                                  -----------    -----------
Net increase                           15,939    $   163,200
                                  ===========    ===========


[FN]
++Commencement of Operations.



Class D Shares for the Six Months                    Dollar
Ended January 31, 1996               Shares          Amount

Shares sold                            35,380     $  374,277
Shares issued to share-
holders in reinvestment of
dividends & distributions               3,178         33,515
                                  -----------    -----------
Total issued                           38,558        407,792
Shares redeemed                        (1,875)       (19,825)
                                  -----------    -----------
Net increase                           36,683    $   387,967
                                  ===========    ===========



Class D Shares for the Period                        Dollar
Oct. 21, 1994++ to July 31, 1995     Shares          Amount

Shares sold                           175,397    $ 1,739,218
Shares issued to share-
holders in reinvestment of
dividends & distributions               2,514         25,634
                                  -----------    -----------
Total issued                          177,911      1,764,852
Shares redeemed                       (25,471)      (250,524)
                                  -----------    -----------
Net increase                          152,440    $ 1,514,328
                                  ===========    ===========

[FN]
++Commencement of Operations.